                                  EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of Winmax Trading Group, Inc. of our report dated February
1, 2001, relating to the financial statements of Winmax Trading Group, Inc. as of December 31, 2000.

                                         /s/ Stark Winter, Schenkein & Co., LLP
                                         --------------------------------------
                                         Stark, Winter, Schenkein & Co., LLP
                                         Certified Public Accountants

November 27, 2001
Denver, Colorado